Leases - Schedule of Remaining Undiscounted Contractual Rent Obligations (Detail) - USD ($) $ in Thousands	Jun. 30, 2020	Apr. 30, 2020	Mar. 31, 2020
Leases [Abstract]
2021	$ 884
2022	1,198
2023	1,152
2024	1,132
2025	47
Thereafter	0
Total undiscounted payments	4,413
Less: present value adjustment	(339)
Present value of future payments	4,074	$ 4,200
Less: current portion of operating lease liabilities	(1,102)		$ 0
Operating lease liabilities, net of current portion	$ 2,972		$ 0